UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2025

CERO THERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40877	81-4182129
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

201 Haskins Way, Suite 230, South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

(650) 407-2376

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CERO	NASDAQ Capital Market
Warrants to purchase one share of Common Stock	CEROW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 22, 2025, CERo Therapeutics Holdings, Inc. (the “Company”) filed the Certificate of Designations of Rights and Preferences of the Series D Preferred Stock (the “Certificate of Designations”) for the purpose of designating and establishing the Company’s Series D convertible preferred stock, par value $0.0001 per share (the “Series D Preferred Stock”). The Certificate of Designations was filed pursuant to the Securities Purchase Agreement, dated April 21, 2025, with certain accredited investors named therein, as previously reported by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Commission on April 22, 2025 (the “Prior Form 8-K”). The Certificate of Designations became effective on April 22, 2025.

The descriptions of the Series D Preferred Stock and the Certificate of Designations as previously reported in the Prior Form 8-K are incorporated by reference herein. Such descriptions do not purport to be complete and are qualified in their entirety by reference to the Certificate of Designations, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On April 25, 2025, the Company updated its corporate presentation, which it plans to use in meetings with investors, analysts and others. A copy of this corporate presentation is furnished hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On April 24, 2025, the closing price of the Company's common stock, par value $0.0001 per share (the “Common Stock”) was $1.11. Such closing price is above the $1.00 minimum bid price required by Nasdaq rules. Through April 23, 2025, the closing price was below $1.00 for 26 consecutive trading days. As a result of the closing price on April 24, 2025, there is no longer an imminent risk that the closing price of the Common Stock will be low $1.00 for 30 consecutive trading days. The Company cannot assure that such risk will not arise in the future.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1†	Certificate of Designation of Preferences, Rights and Limitations of the Series D Convertible Preferred Stock, dated April 22, 2025.
99.1	Investor Presentation, dated April 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Certain portions of this document that constitute confidential information have been redacted pursuant to Item 601(b)(10) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERO THERAPEUTICS HOLDINGS, INC.

Dated: April 25, 2025	By:	/s/ Chris Ehrlich
	Name:	Chris Ehrlich
	Title:	Chief Executive Officer

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